Exhbit 99.5
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                          AMERICAN LAWYER MEDIA, INC.

                   9 3/4% Senior Notes Due 2007 (the "Notes")
                            (CUSIP Number 027126AC5)
                           (ISIN Number US027126AC57)
                                      and
                          Solicitation of Consents for
                 Proposed Amendments to the Related Indentures

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THE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
MARCH 1, 2005, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). THE OFFER MAY BE EXTENDED AT ANY TIME AND FROM TIME TO TIME, INCLUDING ON A DAILY BASIS. HOLDERS OF NOTES WHO DESIRE TO RECEIVE THE CONSENT PAYMENT AND THE TENDER OFFER CONSIDERATION WITH RESPECT TO THE NOTES MUST BOTH VALIDLY CONSENT TO THE PROPOSED AMENDMENTS AND TENDER THEIR NOTES PURSUANT TO THE OFFER AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 11, 2005, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS
THE SAME MAY BE EXTENDED, THE "CONSENT DATE"). TENDERED NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO THE CONSENT DATE BUT NOT THEREAFTER. HOLDERS WHO TENDER THEIR NOTES AND DELIVER THEIR CONSENTS AFTER THE CONSENT DATE WILL RECEIVE ONLY THE TENDER OFFER CONSIDERATION AND MAY NOT WITHDRAW THEIR NOTES OR REVOKE THEIR CONSENTS. HOLDERS WHO DESIRE TO TENDER THEIR NOTES MUST CONSENT TO THE PROPOSED AMENDMENTS AND HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED NOTES.
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                                                               January 31, 2005

To Our Clients:

         Enclosed for your consideration is the Offer to Purchase and Consent Solicitation Statement (the "Statement") and a form of Consent and Letter of Transmittal (the "Consent and Letter of Transmittal"), relating to the offer by American Lawyer Media, Inc. (the "Company") to purchase for cash any and all of its outstanding 9 3/4% Senior Notes Due 2007 (the "Notes") from each Holder (as defined in the Indenture referred to below) thereof, upon the terms and subject to the conditions set forth in the Statement and in the Consent and Letter of Transmittal (the "Offer"). In conjunction with the Offer, the Company is soliciting (the "Solicitation") consents (the "Consents") of registered Holders of the Notes, to certain Proposed Amendments (as defined in the Statement) to the indenture, dated as of December 22, 1997 (the "Indenture"), among the Company, the Guarantors (as defined therein) and The Bank of New York, as trustee (the "Trustee"), as amended or supplemented, pursuant to which an aggregate principal amount of $175 million of Notes were originally issued. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Statement.

         Holders who desire to tender their Notes pursuant to the Offer and receive the Tender Offer Consideration and the Consent Payment are required to tender their Notes and consent to the Proposed Amendments on or prior to the Consent Date. Holders who tender their Notes and consent to the Proposed Amendments after the Consent Date but on or prior to the Expiration Date will receive only the relevant Tender Offer Consideration and will not receive the Consent Payment. Holders may not consent to the Proposed Amendments without tendering the Notes related thereto.

         This material relating to the Offer and the Solicitation is being forwarded to you as the beneficial owner of Notes carried by us for your account or benefit but not registered in your name. A tender of any Notes and delivery of the related Consent with respect to such Notes may only be made by us as the registered Holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered Holder promptly if they wish to tender Notes pursuant to the Offer and deliver Consents pursuant to the Solicitation.

         Accordingly, we request instructions as to whether you wish us to tender Notes and deliver Consents with respect to any or all of the Notes held by us for your account. We urge you to read carefully the Statement, the Consent and Letter of Transmittal and the other materials provided herewith before instructing us to tender your Notes and to deliver the related Consents with respect to such Notes.

         Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Notes and deliver the related Consents on your behalf in accordance with the provisions of the Offer and the Solicitation. Please note that tenders of Notes and deliveries of Consents must be received by 5:00 p.m., New York City time, on February 11, 2005, unless extended, to receive the Consent Payment and that the Offer and the Solicitation will expire at 5:00 p.m., New York City time, on March 1, 2005, unless extended.

         Tenders of Notes made on or prior to the Consent Date may be withdrawn at any time on or prior to the Consent Date. A valid withdrawal of tendered Notes at or prior to 5:00 p.m., New York City time, on the Consent Date will constitute the concurrent valid revocation of such Holder's related Consent. Notes tendered subsequent to the Consent Date and on or prior to the Expiration Date may not be withdrawn.

         Consents may be revoked on or prior to the Consent Date, and a valid revocation of a Consent will also constitute a withdrawal of the related Notes.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

         Your attention is directed to the following:

         1.   The Offer is for any and all Notes that are outstanding.

         2. If you desire to tender any Notes and deliver the related Consents pursuant to the Offer and the Solicitation and receive the Tender Offer Consideration upon the Company's acceptance of your Notes for purchase pursuant to the Offer, we must receive your instructions in ample time to permit us to effect a tender of Notes and submit the related Consent on your behalf at or prior to 5:00 p.m., New York City time, on the Expiration Date.

         3. If you desire to receive the Consent Payment as well as the Tender Offer Consideration upon the Company's acceptance of your Notes for purchase pursuant to the Offer, we must receive your instructions in ample time to permit us to effect a tender of Notes and submit the related Consent on your behalf at or prior to 5:00 p.m., New York City time, on the Consent Date.

         4. The Company's obligation to accept for purchase and pay the Tender Offer Consideration for Notes validly tendered pursuant to the Offer and make Consent Payments for Consents validly submitted on or prior to the Consent Date is subject to certain conditions set forth in the Statement under Item 8, "Conditions to the Offer and Solicitation," including the Refinancing Transactions Condition, the Supplemental Indenture Condition and the General Conditions.

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


         5. Any transfer taxes incident to the transfer of the Notes from the tendering Holder to the Company will be paid by the Company, except as provided in the Statement and the instructions to the Consent and Letter of Transmittal.

         6. The Company expressly reserves the right, subject to applicable law and the terms of the Offer, (i) to delay acceptance for purchase of any Notes or, regardless of whether such Notes were theretofore accepted for payment, to delay the purchase of any Notes pursuant to the Offer and to terminate the Offer and not accept for payment any Notes not theretofore accepted for purchase, upon the failure of any of the conditions to the Offer specified herein to be satisfied, by giving oral or written notice of such delay or termination to the Depositary and (ii) at any time, or from time to time, to amend the Offer in any respect. The reservation of the Company of the right to delay acceptance of payment of Notes is subject to the provisions of Rule 14e-1(c) under the Securities Exchange Act of 1934, as amended, which requires that the Company pay the consideration offered or return the Notes deposited by or on behalf of Holders thereof promptly after the termination or withdrawal of the Offer.

         7. CONSUMMATION OF THE OFFER AND SOLICITATION MAY HAVE ADVERSE CONSEQUENCES TO THE NON-TENDERING HOLDERS. IF ANY OF THE REQUISITE CONSENTS (AS DEFINED IN THE STATEMENT) ARE RECEIVED AND EITHER OF THE PROPOSED AMENDMENTS BECOME OPERATIVE PURSUANT TO THE SUPPLEMENTAL INDENTURE OR IF THE COMPANY EFFECTS A COVENANT DEFEASANCE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, THE NOTES WILL NO LONGER HAVE THE BENEFITS OF CERTAIN RESTRICTIVE COVENANTS, CERTAIN EVENTS OF DEFAULT AND RELATED PROVISIONS. FOLLOWING THE EXPIRATION DATE, THE COMPANY CURRENTLY INTENDS TO REDEEM ALL NOTES NOT TENDERED AND ACCEPTED FOR PURCHASE PURSUANT TO THE OFFER, IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE INDENTURE. NEITHER THIS LETTER NOR THE OFFER CONSTITUTES A CALL FOR REDEMPTION, WHICH MAY BE MADE AT A LATER DATE UPON THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.

         THERE ARE NO GUARANTEED DELIVERY PROCEDURES APPLICABLE TO THE OFFER. HOLDERS MUST TIMELY TENDER THEIR NOTES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE STATEMENT AND THE CONSENT AND LETTER OF TRANSMITTAL.

         IF YOU WISH TO HAVE US TENDER ANY OR ALL OF YOUR NOTES HELD BY US FOR YOUR ACCOUNT OR BENEFIT AND DELIVER CONSENTS PURSUANT TO THE OFFER AND SOLICITATION, PLEASE SO INSTRUCT US BY COMPLETING, EXECUTING AND RETURNING TO US THE INSTRUCTION FORM THAT APPEARS BELOW. IF YOU INSTRUCT TO CONSENT, WE WILL CONSENT WITH RESPECT TO THE ENTIRE PRINCIPAL AMOUNT OF THE NOTES HELD BY US FOR YOUR ACCOUNT UNLESS OTHERWISE DIRECTED ON THE INSTRUCTION FORM BELOW.

         THE ACCOMPANYING CONSENT AND LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATIONAL PURPOSES ONLY AND MAY NOT BE USED BY YOU TO TENDER NOTES HELD BY US AND REGISTERED IN OUR NAME FOR YOUR ACCOUNT OR TO DELIVER CONSENTS. PLEASE DO NOT COMPLETE THE CONSENT AND LETTER OF TRANSMITTAL.


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

                                  INSTRUCTIONS

         The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Offer and the Solicitation of the Company with respect to the Notes. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Statement.

         THIS WILL INSTRUCT YOU TO TENDER THE PRINCIPAL AMOUNT OF NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OR BENEFIT OF THE UNDERSIGNED AND TO DELIVER THE UNDERSIGNED'S CONSENT WITH RESPECT TO THE PRINCIPAL AMOUNT OF NOTES INDICATED BELOW, PURSUANT TO THE TERMS AND CONDITIONS SET FORTH IN THE STATEMENT AND THE RELATED CONSENT AND LETTER OF TRANSMITTAL.

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                   9 3/4% Senior Notes Due 2007 (the "Notes")
                            (CUSIP Number 027126AC5)
                           (ISIN Number US027126AC57)


       as to which Consent to the Proposed Amendments is to be given and which are to be tendered unless otherwise indicated
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Principal Amount held for account             9 3/4% Senior Notes Due 2007
of undersigned:                                (CUSIP Number 027126AC5)
                                               (ISIN Number US027126AC57)*
          $______

Principal Amount as to which
Consents should be delivered and
which are to be tendered:

          $______*
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*    Unless otherwise indicated, it will be assumed that you intend for us to tender and deliver Consents for all of the aggregate principal amount of Notes held by us for your account. Holders who desire to receive the Tender Offer Consideration and the Consent Payment must both validly consent to the Proposed Amendments and tender their Notes on or prior to the Consent Date. Unless you are tendering and delivering consents for all Notes held by you, you may tender and deliver consents only with respect to integral multiples of $1,000 of the Notes.
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                                PLEASE SIGN HERE
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Signature(s)
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Name(s) and Title(s) (Please Print)
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Address
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Zip Code
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Area Code and Telephone No.
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Taxpayer Identification or Social Security No.
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My Account Number With You
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Date:                   , 2005
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